REGISTRATION RIGHTS AGREEMENT

         This is an agreement dated April 30, 1998 among Family Bargain Corporation (the "Company"), a Delaware corporation, American Endeavour Fund Ltd. ("Endeavour"), a Jersey corporation, and London Pacific Life Annuity Company ("London Pacific"), a North Carolina joint stock life insurer, regarding registration under the Securities Act of 1933, as amended the "Securities Act," of shares of Common Stock of the Company ("Common Stock"), par value $.01 per share, which may be issued under a Note Exchange Agreement (the "Note Exchange Agreement") dated the same date as this Agreement, among the Company, Endeavour and London Pacific, or issued upon exercise of warrants issued by the Company under the Note Exchange Agreement.

         Under the Note Exchange Agreement, the Company will be issuing 75,000 shares of Common Stock to Endeavour and will be issuing warrants (the "Warrants") to purchase a total of 274,418 shares Common Stock to London Pacific.

         The Company, Endeavour and London Pacific agree as follows regarding registration under the Securities Act of Common Stock issued under the Note Exchange Agreement or upon exercise of Warrants:

                  Registrable Stock. This Agreement relates to Registrable Stock. As used in this Agreement, the term "Registrable Stock" means (i) Common Stock issued under the Note Exchange Agreement and (ii) Common Stock and other securities issued on exercise of Warrants, which, in each case, (x) has not previously been sold in a transaction registered under the Securities Act or in a brokers transaction made in accordance with Rule 144 under the Securities Act and (y) may not be sold in accordance with Rule 144(k) under the Securities Act (or any successor to that rule) without limitation as to manner of sale or volume.

                  Piggy-Back Registration. If, at any time during the period ending on the second anniversary of the last date on which any Warrants are exercised (which will not occur later than May 28, 2005) and while any Warrants or Registrable Stock are or is outstanding, the Company decides to file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act (other than on Form S-4, Form S-8, or any successor form), the Company will give all the then holders of Warrants or Registrable Stock (the "Eligible Holders") at least 45 days' prior written notice of the Company's intention to file the registration statement. If requested by any Eligible Holder in writing within 20 days after receipt of a notice of intention to file a registration statement, the Company will, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and any underwriting discounts or commissions payable in respect of the Warrants or Warrant Stock sold by the Eligible Holder), include the shares of Registrable Stock (and shares of Common Stock which will become Registrable Stock upon exercise of Warrants) specified in the Eligible Holder's request in the securities which are the subject of the registration statement, except that if the registration statement will relate solely to an offering of securities by the Company for its own account and the managing underwriter of that offering advises the Company in writing that, in its opinion, including all or a specified portion of the requested Registrable Securities in the registration statement would materially adversely affect the distribution of the securities being offered by the Company for its own account, the Company may elect not to include all or the specified portion of the requested Registrable Stock in the registration statement. If it does so, however, the Company will within six months after the registration statement becomes effective, file at its sole expense (other than fees and disbursements of counsel for the Eligible Holders and any underwriting discounts or commissions payable in respect of the Registrable Stock) a new registration statement relating to the Registrable Stock which the Company elected not to include in the prior registration statement and the Company will use its best efforts to cause the registration statement to become effective as promptly as practicable.

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Demand Registration Rights.
If, at any time during the period ending on the second anniversary of the last day on which any Warrants are exercised (which will not occur later than May 28, 2005), Eligible Holders who in aggregate own (or upon exercise of all the Warrants then outstanding would own) a majority of the total number of shares of Registrable Stock (including shares which would be Registrable Stock upon exercise of all the Warrants then outstanding) ("Majority Holders"), deliver to the Company a written request that it register under the Securities Act the sale of at least 200,000 shares of Registrable Stock, the Company will, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the shares of Registrable Stock specified in the request, will use its best efforts to cause that registration statement to become effective as promptly as practicable and will take any actions which are necessary to qualify sales of that Registrable Stock by the Eligible Holders under applicable state securities laws; provided, however, that (i) the Company will not be required to file more than two registration statements under this Section 3, (ii) the Company will not be required to file a registration statement with regard to Registrable Stock which, in the reasonable opinion of counsel to the Company, may all be sold to the public without registration under the Securities Act and after such a sale will not be restricted securities (as that term is used in Rule 144 under the Securities Act) and will not otherwise be subject to restrictions on resales, and (iii) the Company will not be obligated to file a registration statement in accordance with this Section 3 within six months after the effective date of a previous registration statement filed in accordance with Section 3 or this
Section 3. The Company will pay all the costs relating to the first registration statement filed in accordance with this Section 3 (including amendments necessary to cause the registration statement to become effective), other than fees and disbursements of counsel for the Eligible Holders and any underwriting discounts or commissions in respect of the Underwriters' Securities sold by Eligible Holders. The reasonable costs of any other registration statement filed in accordance with this 3 will be paid by the Eligible Holders. Within 20 days after the Company receives a request under this Section 3 to file a registration statement, the Company will notify all the Eligible Holders who had not joined in the request that the Company is proceeding with the requested registration and will offer to include all or any portion of those other Eligible Holders' Registrable Stock in the registration statement if requested to do so within 20 days after the notice to the other Eligible Holders.

Filing  and  Effectiveness.
The Company will take all steps, including filing all amendments and supplements, which are necessary to keep each registration statement filed in accordance with Section 2 or 3 effective and current until the Eligible Holders whose Warrant Stock are the subject of the registration statement have completed the offering of those shares of Warrant Stock, except that the Company will not be required to keep a registration statement in effect for more than nine months after it becomes effective.

Copies of  Registration  Statements  and  Prospectuses.
The Company  will  furnish each
Eligible Holder with such number of copies of each registration statement filed in accordance with Section 2 or 3 which relates to Registrable Stock offered by that Eligible Holder, and each amendment or supplement to that registration statement, in each case, including exhibits, and such number of copies of the prospectus included in that registration statement, and each amendment or supplement to it, as are reasonably requested by the Eligible Holder to enable it to complete the sale of the Registrable Stock to which the registration statement relates.

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Underwriting Agreement.
Ifthe  shares of  Registrable  Stock  which are the  subject  of a  registration statement filed in accordance with Section 2 or 3 are to be sold in an underwritten offering, the Company and the Eligible Holders of those shares of Registrable Stock each will enter into a customary underwriting agreement relating to that underwritten offering, which will contain customary representations, warranties, provisions regarding allocations of expenses, closing conditions, and indemnities.

Filings  Current.
Until all the Warrants have been exercised or expired and all the Registrable Stock has been sold in transactions registered under the Securities Act or in transactions made in accordance with Rule 144 under the Act, the Company will keep current all the filings it is required to make with the Commission which are necessary to permit holders of Registrable Stock to sell that stock under Rule 144.

Indemnification.
The Company will indemnify and hold harmless each officer, director, partner, employee and agent of each Eligible Holder, and each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or of Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, liabilities, claims, damages or expenses (including, but not limited to, attorneys' fees and expenses and costs of investigation) arising out of, or based upon, any actual or alleged untrue statements, or omissions of statements necessary in order to make the statements therein not misleading, in any registration statement relating to Registrable Stock, any prospectus included in such a registration statement (as from time to time amended or supplemented), any amendment or supplement to any such registration statement or prospectus or any application or related document filed in any jurisdiction in order to qualify Registrable Stock under the securities laws of that jurisdiction which was executed by the Company or based upon written information furnished by the Company, unless the statement or omission is with respect to an Eligible Holder and was made in reliance upon and in conformity with written information furnished to the Company by that Eligible Holder.

Each holder which includes Registrable Stock in the securities which are the subject of a registration statement will indemnify and hold harmless the Company, each director, officer, employee and agent of the Company, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent the Company agrees in Section 8(a) to indemnify and hold harmless each Eligible Holder, but only with respect to statements or omissions with respect to the holder which were made in reliance upon and in conformity with written information furnished to the Company by the holder for inclusion in the registration statement, prospectus, amendment, supplement or application, as the case may be; provided, that the obligation of the a holder of Registrable Stock under this Section 8(b) will be limited to the proceeds received by the holder from the sale of Registrable Stock which is the subject of a registration statement filed in accordance with Section 2 or 3.

If an action is  brought  against a person  entitled  to  indemnification  under
Section 8(a) or (b) (an "Indemnified Party") in respect of which that person may seek indemnity, the indemnified party will promptly notify all the parties (the "Indemnifying Parties") against whom indemnification may be sought in writing of the institution of the action (but failure to give the notice will not relieve the indemnifying parties from any liability they may have other than under this
Section 8), and the Indemnifying Parties will be entitled to assume the defense of the action on behalf of the Indemnified Parties with counsel selected by the Indemnifying Parties who are reasonably satisfactory to the Indemnified Parties (which counsel will not, without the consent of all the Indemnified Parties, be counsel to any of the Indemnifying Parties). Any Indemnified Party may employ its own additional counsel with regard to an action, but if one or more

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Indemnifying Parties assumes the defense of the action, the Indemnifying Parties will not be responsible for the fees and expenses of additional counsel employed by an Indemnified Party. An Indemnifying Party will not be liable for any settlement of a claim or action effected without its written consent, which consent will not be unreasonably withheld or delayed. An Indemnifying Party will not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in any action, in respect of which indemnity may be sought under this Section (whether or not any Indemnified Party is a party to the action), unless the settlement, compromise or judgment includes an unconditional release of each Indemnified Party from all liability in respect of the action.

Rights of  Transferees.
If any holder transfers Registerable Stock in a transaction which does not cause the transferred shares to cease being Registerable Stock (as that term is defined in Section 1), the person to whom the Registerable Stock is transferred will be entitled to the benefits of this Agreement if (i) the Company is notified about the transfer and provided with the name, address and social security or employer identification number of the person to whom the Registerable Stock is transferred, and (ii) the person to whom the Registerable Stock is transferred agrees to be bound by this Agreement (including Section 8(b) of this Agreement) to the same extent as a holder of Warrants or Common Stock who executed this Agreement. If a holder transfers Registerable Stock to a person who does not become entitled to the benefits of this Agreement as provided in the preceding sentence, the shares which are transferred to that person will cease being Registerable Stock until such, if any, time as the person to whom the shares are transferred becomes entitled to the benefits of this Agreement.

 Notices.
Notices or other communications under or relating to this Agreement must be in writing and will be deemed given when they are delivered in person or sent by facsimile transmission to a number specified by the recipient, or on the third business day after the day on which they are sent by First Class Mail, addressed
(a) if to a holder of Warrants or Registrable Stock, to the holder's last known address shown on the Warrant Register or Share Register maintained by the Company and (b) if to the Company, to 4000 Ruffin Road, San Diego, CA, 92123-8166, Attention: President, or to such other address as the recipient of the notice may subsequent by specify in the manner provided in this Section.

Entire  Agreement.
This Agreement contains the entire agreement between the Company and the holders of Warrants or Registerable Stock relating to the registration of stock or warrants of the Company under the Securities Act.

Captions.
The captions of the Sections of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

Governing  Law.
This Agreement will be governed by, and construed under, the substantive laws of the State of New York.

Amendments.
This Agreement may be amended only by a document in writing signed by the Company and by each holder of Warrants or Registerable Stock which may be affected by the amendment.

Counterparts.
This Agreement may be executed in two or more counterparts, some of which may be signed by fewer than all the parties and may be delivered by facsimile transmission, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Company, Endeavour, and London Pacific have executed this Agreement, intending to be legally bound by it, on the date shown on the first page of this Agreement.

                           FAMILY BARGAIN CORPORATION

                                     By:    /s/ Jonathan W. Spatz
                                     Title: Executive Vice President

                          AMERICAN ENDEAVOUR FUND LTD.

                                            By:
                                     Title:

                                            LONDON PACIFIC LIFE ANNUITY COMPANY

                                            By:/s/ Susan Y. Gressel
                                     Title: V.P. & Treasurer